EQ ADVISORS TRUSTSM

MULTIMANAGER CORE BOND PORTFOLIO

SUMMARY PROSPECTUS DATED MAY 1, 2014

This Supplement updates information contained in the Summary Prospectus of the Multimanager Core Bond Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”) dated May 1, 2014. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about: (1) a change to the investment strategy for the Multimanager Core Bond Portfolio (“Portfolio”); (2) an additional investment adviser for the Portfolio; and (3) changes to the portfolio managers for the Portfolio.

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As of the date of this Supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated April 11, 2014, as supplemented August 15, 2014 and January 16, 2015; Statement of Additional Information (“SAI”), dated April 11, 2014, as supplemented August 15, 2014, and January 16, 2015; and the Portfolio‘s audited financial statements included in its annual report to shareholders dated December 31, 2013, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective January 20, 2015, the second paragraph in the section of the Prospectus entitled “Multimanager Core Bond Portfolio – Class IA, IB and K Shares – Investments, Risks and Performance – Principal Investment Strategy” is deleted and replaced with:

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among four or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 25% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 75% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

In addition, effective January 20, 2015, the section of the Prospectus entitled “Multimanager Core Bond Portfolio – Class IA, IB and K Shares – Who Manages the Portfolio” is amended to add the following information:

Adviser: DoubleLine Capital LP

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Adviser’s Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment officer	January 2015

Philip A. Barach	President	January 2015

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Effective immediately, Saumil H. Parikh no longer serves as portfolio manager for the Portfolio. Information in the section of the Prospectus entitled “Who Manages the Portfolio – Adviser – Pacific Investment Management Company LLC (“PIMCO”)” is deleted in its entirety and replaced with the following:

Portfolio Managers: The individuals jointly and primarily responsible for management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing Portion of the Portfolio
Mark R. Kiesel	Managing Director and Chief Investment Officer – Global Credit	January 2015

Mihir P. Worah	Managing Director and Chief Investment Officer – Real Return and Asset Allocation	January 2015

Scott A. Mather	Managing Director and Chief Investment Officer – U.S. Core Strategies	January 2015